Exhibit 10.1

July 10, 2009

BNP Paribas, as Lender and Administrative Agent
787 Seventh Avenue
New York, NY 10019

Deutsche Bank Trust Company Americas, as Collateral Agent and Depositary Agent
60 Wall Street, 27th Floor
Mail Stop: NYC60-2710
New York, NY 10005

The Lender parties to the Credit
Agreement (as defined below)

Re:                             Limited Consent, Waiver and Forbearance under the Credit Agreement and Account Agreement (each as defined below)

Ladies and Gentlemen:

1.                                     This request for limited consent, waiver and forbearance (this “Consent”) is delivered to you pursuant to (i) that certain Credit Agreement, dated as of September 25, 2006 (as amended, supplemented and modified from time to time, the “Credit Agreement”), among BFE Operating Company, LLC (“Opco”), Buffalo Lake Energy, LLC (“Buffalo Lake”), Pioneer Trail Energy, LLC (“Pioneer Trail” and, together with Opco and Buffalo Lake, the “Borrowers”), Opco, as Borrowers’ Agent (the “Borrowers’ Agent”), the Lenders party thereto, BNP Paribas, as Administrative Agent and Arranger, and Deutsche Bank Trust Company Americas, as Collateral Agent and (ii) that certain Collateral Account Agreement, dated as of September 25, 2006 (as amended, supplemented and modified from time to time, the “Account Agreement”), among the Borrowers, the Borrowers’ Agent, the Collateral Agent, and Deutsche Bank Trust Company Americas, as the Depositary Agent (the “Depositary Agent”).  All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

2.                                     The Borrowers have acknowledged having received notice by letter dated May 22, 2009 (the “Default Notice”) that a number of Defaults and Events of Default under the Credit Agreement have occurred and are continuing as of the date hereof.  The Administrative Agent and the Lenders hereby acknowledge that the Borrowers have contested the assertions made in the Default Notice.  On June 30, 2009, the outstanding amount of the Construction Loans under the Credit Agreement became due and payable because the Construction Loans matured on such date and were not converted into Term Loans in accordance with the Credit Agreement.

3.                                     Section 6.1(a) of the Account Agreement provides that, on and after the date on which the Depositary Agent has received a notice of an Event of Default (which notice was provided pursuant to the limited consent and waiver and amendment dated as of May 28, 2009 by and among the parties hereto), the Depositary Agent shall accept all notices and instructions required to be given to the Depositary Agent pursuant to the Account Agreement only from the Collateral Agent (acting on the instructions of the Administrative Agent pursuant to the Credit Agreement) and not from any other Person, and the Depositary Agent shall not withdraw, dispose of, transfer, pay or otherwise distribute any monies in any of the Accounts except pursuant to notices and instructions from the Collateral Agent (acting on the instructions of the Administrative Agent pursuant to the Credit Agreement).

4.                                     However, the Borrowers are in immediate need of funds for the purposes and in the amounts specified in the daily cash flow forecast for the three-week period ending July 31, 2009 for the payment of Operation and Maintenance Expenses as set forth in Exhibit A, and therefore hereby request the Lenders to permit the transfers set forth in paragraph 5 below.

5.                                     Notwithstanding anything to the contrary contained in Section 6.1(c) or any other provision of the Account Agreement but subject to the proviso below in this paragraph, the Collateral Agent (acting on the instructions of the Administrative Agent) hereby instructs the Depositary Agent to not withdraw, dispose of, transfer, pay or otherwise distribute any monies in any of the Accounts except pursuant to Sections 4.2(a)(i), 4.2(a)(iv), 4.2(a)(v)(A), 4.2(b) through 4.2(e), 4.3, 4.4 and 4.5 of the Account Agreement in accordance with a certificate provided by the Borrowers’ Agent in conformity with the requirements of the Account Agreement for such purpose and together with any other documents required to be delivered therewith (but subject to the terms and conditions set forth in this Consent), unless the Depositary Agent shall have been instructed otherwise in writing by the Collateral Agent (acting on the instructions of the Administrative Agent), in the order of priority set forth in such Sections; provided, however, that:

a.                                       the Depositary Agent may make transfers on one or more Business Days, but not more frequently than weekly, out of the Operating Account pursuant to Section 4.3(a) of the Account Agreement solely for the uses specified in Exhibit A and in an amount such that the aggregate amount transferred out of the Operating Account pursuant to all transfers from the date hereof until the date of such transfer does not exceed one hundred ten percent (110%) of the aggregate cumulative amount budgeted therefor over such period as specified in Exhibit A; provided, such weekly transfers from the Operating Account shall be made pursuant to a Transfer Date Certificate suitably modified to permit for weekly, rather than monthly, transfers; and

b.                                      transfers from the Operating Account shall be subject to the receipt by the Administrative Agent of the reports pursuant to paragraph 8 below in form and substance satisfactory to the Administrative Agent and its financial advisor, which reports shall, inter alia, confirm that the Depositary Agent has not transferred from the Operating Account an amount in excess of one hundred ten percent (110%) of the aggregate cumulative amount budgeted therefor over such period as specified in Exhibit A.

6.                                     The Borrowers shall only make transfers out of the Payment Accounts pursuant to Section 4.3(b) of the Account Agreement: (a) solely for the uses specified in Exhibit A and in an amount such that the aggregate amount transferred out of the Payment Accounts pursuant to all transfers from the date hereof until the date of such transfer does not exceed one hundred ten percent (110%) of the aggregate cumulative amount budgeted therefor over such period as

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specified in Exhibit A; and (b) provided the Administrative Agent has received the reports pursuant to paragraph 8 below in form and substance satisfactory to the Administrative Agent and its financial advisor, which reports shall, inter alia, confirm that the Borrowers have not transferred from the Payment Accounts an amount in excess of one hundred ten percent (110%) of the aggregate cumulative amount budgeted therefor over such period as specified in Exhibit A.

7.                                     Exhibit B hereto sets forth the current balances in each of the Accounts as of the date hereof.

8.                                     On or prior to each Tuesday of every week after the date hereof, the Borrowers’ Agent shall deliver to the Administrative Agent a report, certified by the Chief Financial Officer of the Borrowers (the “CFO”), setting forth (a) the actual cash disbursements on a line item basis for the preceding week (and on a cumulative basis since the date hereof and for the most recently ended weekly reporting period) and containing a narrative analysis of the performance of the Borrowers for the preceding week with specific reference to the permitted uses and payees provided in Exhibit A and discussion of any variance from the budgeted amounts provided in Exhibit A and (b) the remaining balances available in the Accounts, each in a form reasonably acceptable to the Administrative Agent.  On or prior to 12:00 Noon (New York City time) on Monday of every week after the date hereof, the Borrowers’ Agent shall deliver to the Administrative Agent a rolling consolidated 13-week cash flow forecast, certified by the CFO, setting forth the anticipated cash revenue, receipts, expenses, expenditures and disbursements in form and substance reasonably acceptable to the Administrative Agent.  For the avoidance of doubt, the weekly reports provided pursuant to this paragraph 8 shall not amend the amounts provided in Exhibit A.

9.                                     The Borrowers hereby request, and the Administrative Agent (acting on the instructions of the Required Lenders) hereby agrees, to forbear from exercising any rights and remedies it may have arising out of the Borrowers’ failure to repay the Construction Loans on or prior to June 30, 2009.

10.                               The foregoing consents, waivers and forbearance provided in this Consent shall expire on July 31, 2009 unless otherwise extended by a written consent of the Required Lenders or terminated earlier by a written notice from the Administrative Agent.

11.                               Notwithstanding anything provided herein or in the Financing Documents, the Borrowers acknowledge and agree that: (a) the foregoing waivers, forbearance and instructions provided herein may be modified or revoked at any time upon unilateral notice from the Administrative Agent (acting in its sole discretion), except that the extension of the expiration date of the consents, waivers and forbearance contained in paragraph 10 above shall require the prior written consent of the Required Lenders; and (b) for so long as the foregoing waivers, forbearance and instructions remain in effect, the Operating Budget in effect on the date hereof is hereby suspended for all purposes and the Borrowers may not request any transfers, withdrawals or payments under the Account Agreement, except as expressly provided in this Consent.

12.                               The Lenders and Agents (collectively the “Lender Parties”) provide this Consent (i) without prejudice to any of the Lender Parties’ rights under the Credit Agreement, the other

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Financing Documents and/or under applicable law, all of which rights and remedies are specifically reserved and (ii) without prejudice to the Borrowers’ continuing obligations under the Credit Agreement, all of which remain in full force and effect.

13.                               On its own behalf and on behalf of the other Lender Parties, the Administrative Agent hereby expressly reserves all of the Lender Parties’ respective individual and collective rights and remedies under the Credit Agreement, the other Financing Documents and applicable law, including, without limitation, with respect to the existence of any Defaults or Events of Default under the Credit Agreement, and the remedies available under Section 7.2(b) thereof.  The Lender Parties (i) have not waived and do not intend to waive any existing or future Defaults or Events of Default under the Credit Agreement, and (ii) except as expressly set forth herein to the contrary, are not obligated in any way, and have not agreed, to “stand still” or in any respect forbear from individually or collectively enforcing rights or remedies under the Credit Agreement, any other Financing Document or under any applicable law, all of which rights and remedies are expressly reserved by the Lender Parties, including the right to exercise any remedies in respect of the Events of Default specified in the Default Notice.  No oral communication, course of conduct, past or future forbearance on the part of any of the Lender Parties should be viewed as a limitation upon or waiver of the absolute right and privilege of the Lender Parties in exercising remedies that currently or may in the future exist, and any single or partial exercise of any right or remedy under the Financing Documents shall not preclude any other or further exercise thereof or the exercise of any other right or remedy.

14.                               Pursuant to Section 9.12(a) of the Credit Agreement, the Lenders hereby authorize and direct the Administrative Agent, the Administrative Agent (acting upon instructions of the Required Lenders) hereby authorizes and directs the Collateral Agent and the Collateral Agent hereby authorizes and directs the Depositary Agent, to execute and deliver this Consent and any other documents which may be reasonably necessary to give effect to this Consent.

15.                               Except as expressly amended hereby, all terms and conditions contained in the Credit Agreement and all other Financing Documents shall remain unchanged and in full force and effect in accordance with their respective terms.

16.                               THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

17.                               This Consent shall become effective as of the date first written above (the “Effective Date”) upon the following conditions having been fully satisfied:  (a) the Lenders shall have executed and delivered (including by way of facsimile or electronic “pdf” format) to the Administrative Agent duly executed counterparts of this Consent and (b) the Administrative Agent, the Collateral Agent and the Depositary Agent shall have executed and delivered duly executed counterparts of this Consent.

18.                               The parties hereto agree that this Consent may be executed in counterparts.

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{signature pages follow}

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IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, have caused this letter to be duly executed and delivered as of the date first above written.

BFE OPERATING COMPANY, LLC, as Borrower

By:
Name:
Title:

BUFFALO LAKE ENERGY, LLC, as Borrower

By:
Name:
Title:

PIONEER TRAIL ENERGY, LLC, as Borrower

By:
Name:
Title:

BFE OPERATING COMPANY, LLC,
as Borrowers’ Agent

By:
Name:
Title:

Accepted and Agreed:

BNP PARIBAS, as Lender

By:
Name:
Title:

By:
Name:
Title:

STANDARD CHARTERED BANK, as Lender

By:
Name:
Title:

AGFIRST FARM CREDIT BANK, as Lender

By:
Name:
Title:

FARM CREDIT SERVICES OF AMERICA,
as Lender

By:
Name:
Title:

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA, as Lender

By:
Name:
Title:

METROPOLITAN LIFE INSURANCE COMPANY, as Lender

By:
Name:
Title:

AMARILLO NATIONAL BANK, as Lender

By:
Name:
Title:

FARM CREDIT BANK OF TEXAS, as Lender

By:
Name:
Title:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as Lender

By:
Name:
Title:

By:
Name:
Title:

FIRST NATIONAL BANK OF OMAHA, as Lender

By:
Name:
Title:

CIFC Funding 2006-IB, LTD., as Lender

By:
Name:
Title:

CIFC Funding 2006-II, LTD., as Lender

By:
Name:
Title:

CIFC Funding 2006-III, LTD., as Lender

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent and Depositary Agent

By:
Name:
Title:

By:
Name:
Title:

BNP PARIBAS, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT A TO CONSENT

PERMITTED OPERATION AND MAINTENANCE EXPENSES UNDER CONSENT

EXHIBIT B TO CONSENT

OUTSTANDING BALANCES IN ACCOUNTS AS OF [          ]